UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 2001, New York, NY	10022
(Address of principalexecutive offices)	(zip code)

Registrant’s telephone number, including area code: (800) 243-5544
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2017, Trans-Lux Corporation (the “Company”), and its wholly-owned subsidiaries Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation, as borrowers, entered into a Second Amendment to Credit and Security Agreement, effective as of February 7, 2017, with SCM Specialty Finance Opportunities Fund, L.P. as lender (“SCM”), to provide for an amendment to that certain Credit and Security Agreement with SCM, dated July 12, 2016, as amended September 8, 2016.  The Second Amendment to the Credit and Security Agreement extends the time that the Company is required to provide evidence of the dissolution of certain subsidiaries from 210 days from the closing of the Credit and Security Agreement to 360 days from closing.

The foregoing description of the Second Amendment to the Credit and Security Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Second Amendment to Credit and Security Agreement which is filed as an exhibit hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2017, Robert Conologue, the Company’s Senior Vice President and Chief Financial Officer, advised the Company that he was leaving the Company to pursue other opportunities.  Mr. Conologue’s departure was not the result of any disagreement related to any matter involving the Company’s operations, policies or practices.

In connection with Mr. Conologue’s departure, on February 16, 2017, the Company and Insperity PEO Services, L.P. entered into a Employee Separation and Release with Mr. Conologue (the “Separation Agreement”) .  Under the terms of the Separation Agreement, the Company will, among other things, pay Mr. Conologue $25,000.

In connection with Mr. Conologue’s departure, the Company appointed J.M. Allain, a Director and the Company’s President and Chief Executive Officer, the Company’s principal financial officer.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1

Second Amendment to Credit and Security Agreement, dated as of February 4, 2017 (and effective February 7, 2017), by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2017	TRANS-LUX CORPORATION

	By:	/s/ J.M. Allain
		Name:	J.M. Allain
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1

Second  Amendment to Credit and Security Agreement, dated as of February 14, 2017 (and effective February 7, 2017), by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.